UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 24, 2023

Bionano Genomics, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-38613	26-1756290
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9540 Towne Centre Drive, Suite 100 San Diego, California	92121
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (858) 888-7600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	BNGO	The Nasdaq Stock Market LLC
Warrants to purchase Common Stock	BNGOW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

On March 10, 2023, Bionano Genomics, Inc. (the “Company”) filed a Registration Statement on Form S-3, as amended (File No. 333-270459), with the Securities and Exchange Commission, which included a prospectus supplement relating to the offer and sale by the Company of up to $200.0 million of shares of the Company’s common stock (“Common Stock”) through Cowen and Company, LLC (“Cowen”), as sales agent, pursuant to a Sales Agreement, dated March 23, 2021, as amended March 9, 2023, by and between the Company and Cowen (the “ATM Sales Program”).

A copy of a legal opinion of Cooley LLP relating to the legality of the issuance and sale of up to 49,000,000 shares of Common Stock pursuant to the Sales Agreement was attached to a Current Report on Form 8-K filed on July 18, 2023 as Exhibit 5.1 (the “Prior Opinion”). Additionally, as described in a Current Report on Form 8-K filed on October 11, 2023, the Company entered into a securities purchase agreement (the “Purchase Agreement”) for the issuance of $80.0 million aggregate principal amount of senior secured convertible notes. This legal opinion is necessary to ensure the Company’s continued access to the ATM Sales Program as required under the Purchase Agreement. The Company is filing with this Current Report on Form 8-K an updated legal opinion of Cooley LLP relating to the legality of the issuance and sale of up to 149,000,000 shares of Common Stock pursuant to the Sales Agreement, which includes the 49,000,000 shares of Common Stock previously covered in the Prior Opinion

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Exhibit Title or Description

5.1	Opinion of Cooley LLP.
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Bionano Genomics, Inc.

Date: November 24, 2023	By:	/s/ R. Erik Holmlin, Ph.D.
R. Erik Holmlin, Ph.D.
President and Chief Executive Officer (Principal Executive Officer)